Exhibit 10.11

BROOKFIELD RENEWABLE PARTNERS L.P.

FORM OF FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED MASTER SERVICES AGREEMENT

THIS AMENDMENT (the “Amendment”) to the Third Amended and Restated Master Services Agreement, dated as of May 11, 2020 (the “Agreement”) among Brookfield Asset Management Inc. (“BAM”), Brookfield Renewable Partners L.P. (“BEP”) and others is made as of the ∎th day of ∎, 2020 by the undersigned. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, on ∎, 2020, the board of directors of the general partner of BEP approved a special distribution (the “Special Distribution”) of class A exchangeable subordinate voting shares (“BEPC Shares”) of Brookfield Renewable Corporation (“BEPC”) to the holders of limited partnership units of BEP (“Units”) to be completed on the date hereof;

AND WHEREAS, the BEPC Shares will be structured with the intention of providing holders with an economic return equivalent to the Units, including identical distributions, and be exchangeable for Units on a one-for-one basis (subject to adjustment) (or for the cash equivalent, at the election of BEPC) in accordance with the terms of the BEPC Shares;

AND WHEREAS, the parties desire to amend the Agreement in connection with the Special Distribution to reflect the addition of BEPC as a Holding Entity and make certain other amendments to the terms and conditions of the Agreement as set out herein;

NOW THEREFORE,

1.	Amendments to Article 1

Section 1.1 is hereby amended by adding the following definitions:

1.1.15.1    “BEPC” means Brookfield Renewable Corporation;

1.1.31.1    “Exchangeable Shares” means exchangeable subordinate voting shares of BEPC;

1.1.65.1    “Rights Agreement” has the meaning assigned thereto in Section 7.5.3;

Section 1.1.39 is hereby deleted in its entirety and replaced with the following:

“Holding Entities” means Brookfield BRP Holdings (Canada) Inc., BRP Bermuda Holdings I Limited, Brookfield BRP Canada Corp., Brookfield BRP Holdings (US) Inc., Brookfield BRP Europe Holdings (Bermuda) Limited, Brookfield Renewable Investments Limited, Brookfield Renewable Power Preferred Equity Inc., Brookfield Renewable Partners ULC, BEPC and any direct wholly-owned Subsidiary of BRELP created or acquired on or after the date of the Agreement, excluding, for greater certainty, any Operating Entities;

2.	Amendments to Article 7

Article 7 is hereby amended by adding the following provision after Section 7.5.2:

7.5.3     BEP will reimburse Brookfield for any and all amounts actually paid to the rights agent (i) pursuant to the Rights Agreement between Brookfield and Wilmington Trust, National Association, dated as of ∎, 2020 (the “Rights Agreement”), including, but not limited to, in respect of services rendered, out-of-pocket expenses, counsel fees and other disbursements incurred in the administration and execution of the Rights Agreement and the exercise and performance of the rights agent’s duties thereunder, and (ii) in respect of any indemnification provided to the rights agent pursuant to the Rights Agreement.

3.	Amendments to Article 8

Article 8 is hereby deleted in its entirety and replaced with the following:

ARTICLE 8

BROOKFIELD’S OBLIGATION AND CONSENT RIGHT

8.1     Provision of Services to the Service Recipients

Brookfield’s sole obligation pursuant to this Agreement shall be to cause the members of the Service Provider Group to provide Services to the Service Recipients in accordance with the terms of this Agreement.

8.2    Consent to Issuance of Class A Shares

8.2.1    Except as set forth in Section 8.2.2, prior to the issuance by BEPC of any Exchangeable Shares, BEPC shall obtain the written consent of Brookfield, which consent shall be provided or withheld in Brookfield’s sole discretion, provided that Brookfield shall deliver its written decision on whether or not to provide such consent within 10 Business Days of receiving a written request from BEPC, in respect of such issuance. Brookfield shall be entitled to such consent right for as long as Brookfield is a party to the Rights Agreement.

8.2.2    Notwithstanding Section 8.2.1, Brookfield’s consent right does not apply to the issuance by BEPC of any Exchangeable Shares in satisfaction of BEPC’s restricted stock unit awards.

4.	Amendments to Article 13

Article 13 is hereby amended by adding the following provision after Section 13.5.1:

13.5.1.1 if to BEPC:

Brookfield Renewable Corporation

Brookfield Place

250 Vesey Street, 15th Floor

New York, NY 10281-1023

USA

Attention:    Secretary

Telecopier number: 212-417-7196

5.	Effective Date

This Amendment shall be effective upon the date first written above.

6.	Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

7.	General

(a)	Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.

(b)	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be construed together as one agreement.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

BROOKFIELD ASSET MANAGEMENT INC.

By:

Name:
Title:

BROOKFIELD RENEWABLE PARTNERS L.P., by its general partner, BROOKFIELD RENEWABLE PARTNERS LIMITED

By:

Name:
Title:

BROOKFIELD RENEWABLE ENERGY L.P., by its general partner, BREP HOLDING L.P., by its general partner, BRP BERMUDA GP LIMITED

By:
Name:
Title:

BRP ENERGY GROUP L.P., by its general partner, BROOKFIELD RENEWABLE ENERGY GROUP G.P. INC.

By:
Name:
Title:

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P., by its general partner, BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

By:
Name:
Title:

BROOKFIELD RENEWABLE ENERGY GROUP (BERMUDA) LIMITED

By:
Name:
Title:

BROOKFIELD GLOBAL RENEWABLE ENERGY ADVISOR LIMITED

By:
Name:
Title:

BROOKFIELD PRIVATE CAPITAL (DIFC) LIMITED

By:
Name:
Title:

BROOKFIELD BRP HOLDINGS (CANADA) INC.

By:
Name:
Title:

BRP BERMUDA HOLDINGS I LIMITED

By:
Name:
Title:

BROOKFIELD BRP CANADA CORP.

By:
Name:
Title:

BROOKFIELD BRP HOLDINGS (US) INC.

By:
Name:
Title:

BROOKFIELD BRP EUROPE HOLDINGS (BERMUDA) LIMITED

By:
Name:
Title:

BROOKFIELD RENEWABLE INVESTMENTS LIMITED

By:
Name:
Title:

BROOKFIELD RENEWABLE POWER PREFERRED EQUITY INC.

By:
Name:
Title:

BROOKFIELD RENEWABLE ENERGY PARTNERS ULC

By:
Name:
Title:

BROOKFIELD RENEWABLE CORPORATION

By:
Name:
Title: